UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 3, 2007

DSP GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-23006	94-2683643
(Commission File Number)	(I.R.S. Employer Identification No.)

2580 North First Street, Suite 460 San Jose, CA	95131
(Address of Principal Executive Offices)	(Zip Code)

408/986-4300

(Registrant’s Telephone Number, Including Area Code)

With a copy to:

Bruce Alan Mann, Esq.

Morrison & Foerster LLP

425 Market Street

San Francisco, CA 94105

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on September 7, 2007, DSP Group, Inc. (the “Company”) acquired the Cordless and VoIP terminals business (the “CIPT Business”) of NXP B.V. (“NXP”) on September 4, 2007 (the “Acquisition”). This Current Report on Form 8-K/A (the “Form 8-K/A”) is being filed to provide certain audited financial statements of the CIPT Business and certain unaudited pro forma financial information required by Item 9.01 of Current Report on Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business to be Acquired

As a result of the CIPT Business being a small part of NXP’s organization during the periods under audit, the CIPT Business was not accounted for as a stand-alone business and did not maintain a complete general ledger or prepare full financial statements. For a more detailed explanation, see Note 1 to the audited financial statements which is included herein as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference.

Pursuant to a letter dated August 17, 2007 from the Securities and Exchange Commission (the “Commission”), the Commission stated that it would not object to the Company’s proposal to file audited Statements of Attributable Direct Revenues and Expenses and audited Statements of Assets to be Sold and Liabilities to be Assumed instead of full financial statements required by Rule 3-05 of Regulation S-X. Included herein as Exhibit 99.1 to this Form 8-K/A are the following:

•	Report of independent registered accounting firm;

•

Statements of attributable direct revenues and expenses as of and for the years ended December 31, 2005, the nine month period ended September 28, 2006 and the three month period ended December 31, 2006;

•

Statements of assets to be sold and liabilities to be assumed as of and for the years ended December 31, 2005, the nine month period ended September 28, 2006 and the three month period ended December 31, 2006; and

•	Related notes to the above abbreviated financial statements.

(b)	Pro Forma Financial Statements

Included herein as Exhibit 99.2 to this Form 8-K/A are the following:

•	Pro forma condensed combined balance sheets of the Company as of June 30, 2007;

•	Pro forma condensed combined statements of income of the Company for the six-month period ended June 30, 2007 and the year ended December 31, 2006; and

•	Related notes to pro forma combined financial statements.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Independent Registered Accounting Firm

99.1	Statements of Attributable Direct Revenues and Expenses and Statements of Assets Acquired and Liabilities Assumed of the CIPT Business.

99.2	Pro Forma Combined Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSP GROUP, INC.

Date: November 20, 2007	By:	/s/ Dror Levy
Dror Levy Vice President, Finance, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Accounting Firm

99.1	Statements of Attributable Direct Revenues and Expenses and Statements of Assets Acquired and Liabilities Assumed of the CIPT Business.

99.2	Pro Forma Combined Financial Statements